UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2008

FIRSTFLIGHT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52593	87-0617649
(Commission File Number)	(I.R.S. Employer Identification No.)

236 Sing Sing Road
Horseheads, NY	14845
(Address of Principal Executive Offices)	(Zip Code)

(607) 739-7148

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) The Board of Directors of FirstFlight, Inc., a Nevada corporation and the registrant (the “Company”), amended its Bylaws effective April 29, 2008. A copy of the amended Bylaws is filed as Exhibit 3(ii)(2) to this Report and is incorporated herein by this reference.

The new Bylaws reflect the following changes:

(i) Section 2.5 was amended to indicate that the Chairman of the Board of the Company, not a person designated by the Board of Directors, shall act as chairman at meetings of the stockholders, thereby making the provision consistent with Section 5.2 defining the duties of the Chairman of the Board.

(ii) Section 3.4 was amended to add the Chairman of the Board as a party authorized to call a special meeting of the Board, in addition to one-third of the directors and the Chief Executive Officer of the Company. In addition, the reference to waiver of notice in the notice sentence was deleted in view of Section 8.2 relating to waiver of notice for all types of meetings.

(iii) Section 3.10 was amended to delete the right of stockholders to authorize a loan to a director or officer of the Company in view of the absolute prohibitation on such loans in the Sarbanes-Oxley Act of 2002.

(iv) Section 5.1 was amended to permit the Board to appoint one or more Vice Chairmen of the Board, thereby formalizing what had been a practice.

(v) Section 5.3 was amended to make it clear that the general supervision and direction of all of the officers of the Company by the President did not extend to the Chairman of the Board or any Vice Chairman of the Board.

(vi) A new Section 7.5 was added providing for the use of uncertificated shares or shares in book entry form as an alternative to stock certificates. This change was made to ensure that a stockholder could make electronic transfers through the Direct Registration System (“DRS”).

(vii) The old Section 7.5 was renumbered Section 7.6 and the authority of the Board to adopt regulations relating to the issue, transfer, conversion and registration of certificates of stock was extended to uncertificated stock or stock in book entry form.

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(viii) Sections 2.2, 3.1, 3.2, 3.4, 5.1, 5.2, 5.3, 5.5, 5.6, 6.2, 6.3, 6.4, 6.5, 6.6, 6.7, 7.1 and 9.3 were amended to add the feminine pronouns. Only in Section 8.1 of the prior Bylaws were both the masculine and feminine pronouns used.

(ix) The following other changes were made for consistency and corrective purposes:

(A) Sections 2.2, 2.5, 3.7 and 5.4 were amended to have consistency in terminology (including capitalization).

(B) Section 3.6 was amended to correct the typographical error in the word “meting” to “meeting.”

(b) Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

Exhibit No.	Description
3(ii)(1)	Bylaws of the Company previously in effect through December 12, 2006. [1]
3(ii)(2)	Bylaws of the Company previously in effect from December 13, 2006 through April 28, 2008. [2]
3(ii)(3)	Bylaws of the Company effective April 29, 2008. [3]

[Signature page follows]

1 Incorporated by reference to the Company’s Registration Statement on Form SB-2, File No. 333-56046.

2 Incorporated by reference to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

3 Filed herewith.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstFlight, Inc.
(Registrant)

Dated: April 30, 2008	By /s/ Ronald J. Ricciardi
Ronald J. Ricciardi
Vice Chairman of the Board

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FirstFlight, Inc.
List of Exhibits Filed
With Current Report on Form 8-K

Exhibit
Number	Description	Page

3(ii)(3)	Bylaws of the Company effective April 29, 2008	E-2

E-1